SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         April 28, 2004 (April 26, 2004)
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

                               0-20914 31-1359191
          (Commission file number) (IRS Employer Identification Number)

                    420 Third Avenue, Gallipolis, Ohio 45631
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
         (Former name or former address, if changed since last report.)





                            Exhibit Index at Page 4.

Item 5. Other Events.
---------------------

On April 26, 2004, Ohio Valley Banc Corp issued a news release announcing the sale of its 100% ownership of ProCentury Corp., a Columbus-based property and casualty insurer. The transaction was completed as part of ProCentury's initial public offering. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.
------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:
                  99 Press release of Ohio Valley Banc Corp dated April 26, 2004, announcing the company's sale of its 100% ownership of ProCentury Corp.






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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 OHIO VALLEY BANC CORP


Date: April 26, 2004                          By /s/ Jeffrey E. Smith
                                                 -------------------------------
                                                 Jeffrey E. Smith, President and
                                                 Chief Executive Officer







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

                                  EXHIBIT INDEX



Exhibit Number                                      Description
--------------                                      -----------
     99 Press release of Ohio Valley Banc Corp dated April 26, 2004, announcing the company's sale of its 100% ownership of ProCentury Corp.









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